                                                                  EXHIBIT 10.74

                                 AMENDMENT NO. 3
                               TO CREDIT AGREEMENT

     This AMENDMENT NO. 3 TO CREDIT  AGREEMENT (this  "Amendment No. 3") is made and entered into as of the 1st day of April,  2004 by and among HOME PROPERTIES,
L.P.,  f/k/a Home  Properties of New York,  L.P. (the  "Borrower"),  the LENDERS
party hereto and  MANUFACTURERS  AND TRADERS TRUST  COMPANY,  as  Administrative
Agent (in such  capacity,  the  "Administrative  Agent") for each of the lenders
(the "Lenders") now or hereafter party to the Credit Agreement referenced below.

                                R E C I T A L S:

     A. The Borrower, the Administrative Agent,  Manufacturers and Traders Trust
Company  ("M&T") and Citizens Bank of Rhode Island  ("CBRI")  entered into a
Credit  Agreement  dated as of August 23,  1999 (the "1999  Credit  Agreement"),
pursuant  to which the  Lenders  agreed to make  certain  revolving  credit  and letters of credit facilities available to the Borrower.

     B. On July 12, 2000,  M&T  assigned to Chevy Chase Bank,  FSB ("CCB") a portion of its Commitment  which  constituted  15% of all  Commitments and loans previously made pursuant thereto.

     C. The Borrower,  the Administrative  Agent,  M&T, CBRI and CCB entered into  Amendment  No. 1 to  Credit  Agreement,  dated as of  September  6,  2000,
("Amendment  No. 1")  pursuant to which  certain  amendments  to the 1999 Credit
Agreement were made.

     D. The Borrower,  the Administrative  Agent,  M&T, CBRI and CCB entered into  Amendment  No. 2 to  Credit  Agreement,  dated  as of  September  1,  2002
("Amendment  No. 2") pursuant to which  certain  further  amendments to the 1999
Credit  Agreement  as amended by  Amendment  No. 1 were  made.  The 1999  Credit
Agreement as amended by Amendment No. 1,  Amendment No. 2 and as hereby  amended and as from time to time further amended,  supplemented,  modified,  replaced or restated is hereinafter referred to as the "Credit Agreement."

     E. On April 1, 2003,  M&T assigned to Comerica Bank ("CB") a portion of its Commitment  which  constituted  17.39130435%  of all  Commitments  and loans previously made pursuant thereto.

     F. Borrower has requested the Lenders to further amend the Credit Agreement as provided herein and subject to the terms and conditions set forth herein, and the  Required  Lenders  are willing to amend the Credit  Agreement  as set forth herein.  Amendments  made by Amendment No. 1 and Amendment No. 2 are hereinafter restated with any further  modification or amendments made by this Amendment No.
3.

                              P R O V I S I O N S:

     NOW,  THEREFORE,  in  consideration of any prior extension of credit by the
Lenders to Borrower,  and/or in consideration of the Lenders having entered into the Credit Agreement with Borrower,  and in consideration of the mutual promises set forth below, Borrower,  Administrative Agent and the Lenders hereby agree as follows:

     1. Definitions.  The term "Credit Agreement" as used herein and in the Loan
Documents shall mean the Credit  Agreement as hereby amended and modified.  This
Amendment  No. 3 is a cumulative  amendment  entirely  replacing  and  restating previous amendments.  Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

     2. Amendment Effective Date. This Amendment No. 3 shall be effective on the later of April ___,  2004 or the first date that the following  conditions  have been satisfied (the "Effective Date"):

     2.1  The  Administrative   Agent  shall  have  received  a  fully  executed
counterpart  of this  Amendment  No.3 from the  Lenders,  the  Borrower  and the
Company and the fully executed Notes from the Borrower.

     2.2 The  Administrative  Agent shall have received an opinion of counsel to the Borrower and the Company  acceptable to it in its sole  discretion  and such other  certificates,  instruments and other writings  pertaining to the Borrower and the Company as it shall require in connection herewith.

     2.3 The  Administrative  Agent shall have received  payment in  immediately available  funds of any and all fees  agreed to  between  the  Borrower  and the
Administrative   Agent  and  all   out-of-pocket   expenses   incurred   by  the
Administrative  Agent  in  connection  with  the  preparation,  negotiation  and execution of this Amendment No. 3 and related documents.

     3. Amendment of Certain Provisions of the Credit Agreement.  Subject to the
terms and conditions set forth herein, the Credit Agreement is hereby amended as set forth below:

     (a) Section  1.01 of the Credit  Agreement  is hereby  amended to amend and restate in its entirety  the  definitions  of  "Applicable  Eurodollar  Margin,"
"Capital Expenditure Reserve Account,"  "Commitment," "Fixed Charges," "Maturity
Date,"  "Management  Company" and "Maximum  Availability,"  and "Total  Property
Value" to read as follows:

     "Applicable Eurodollar Margin" means, as of any date of determination,  the percentage set forth below under the  appropriate  heading  corresponding  to an
"implied" or  "corporate"  rating as rated by Fitch IBCA ("Fitch  IBCA")  and/or
S&P (the "S&P Rating") and/or Moody's (the "Moody's Rating" and, each of the Fitch IBCA,  S&P Rating and the Moody's  Rating  referred to herein as a
"Rating").

            Rating Service Rating            Applicable Eurodollar Margin

                   BBB+                             95 basis points
                   BBB                             105 basis points
                   BBB-                            115 basis points

     The Administrative  Agent shall determine the Applicable  Eurodollar Margin from time to time in accordance with the above table and notify the Borrower and the Banks of such determination from time to time.

     In the event the  Borrower is Rated by two Rating  Services  and there is a different Rating between the two Rating Services,  the lower Rating from the two
Rating Services shall be used to determine the Applicable  Eurodollar Margin. In the event the  Borrower  is Rated by more than two  Rating  Services,  the lower
Rating,  of the two highest  Ratings,  shall be used to determine the Applicable
Eurodollar  Margin.  In the event the Rating by any Rating Service is not in the
BBB range, the Applicable  Eurodollar Margin shall be (i) 95 basis points if the
Rating is above BBB+ or (ii) 115 basis points if the Rating is below BBB-.

     In the event the Borrower ceases to be Rated by any Rating Service,  a Rate equivalent to the most recent Rating of the Borrower by any Rating Service shall be used to determine the Applicable Eurodollar Margin.

     Any necessary  adjustment in the Applicable  Eurodollar  Margin pursuant to the terms  hereof,  shall  become  effective  immediately  upon any  change in a
Rating.

     "Capital Expenditure Reserve Amount" means, for any period, an amount equal to (i) $300  multiplied  by the  number  of  apartment  units  contained  in all
Projects  multiplied by (ii) a fraction,  the numerator of which is equal to the number of days in such period and the denominator of which is equal to 365.

     "Commitment"  means,  with respect to each Lender,  the  commitment of such
Lender to make  Revolving  Loans and to  acquire  participations  in  Letters of
Credit  hereunder,  expressed as an amount  representing  the maximum  aggregate amount of such Lender's Revolving Credit Exposure hereunder,  as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased  from  time to  time  pursuant  to  assignments  by or to such  lender pursuant to Section 9.04. The initial amount of each Lender's  Commitment is set forth on Schedule 2.01, or in the  Assignment  and Acceptance  pursuant to which such  Lender  shall have  assumed its  Commitment,  as  applicable.  The initial aggregate amount of the Lenders' Commitments is $115,000,000.

     "Fixed  Charges" means,  with respect to any fiscal period,  the sum of (i)
Total  Interest  Expense  and  (ii) the  aggregate  of all  scheduled  principal payments on  Indebtedness  made or required to be made during such fiscal period for the Consolidated Businesses (but excluding balloon payments of principal due upon the stated  maturity of an  Indebtedness)  and (iii) the  aggregate  of all dividends declared and payable on any of the Company's, the Borrower's or any of their Subsidiaries'  preferred stock,  convertible  preferred stock or preferred partnership units, as the case may be, provided, however, that the distributions payable on the  currently  outstanding  Class A Limited  Partnership  Interests,
Class B Limited Partnership  Interests,  Class C Limited Partnership  Interests,
and Class D Limited Partnership  Interests of the Borrower shall not be included in this clause (iii).

     "Management  Company"  means  Home  Properties  Management,  Inc.  and Home
Properties Resident Services,  Inc., both Maryland corporations of which no less than 95% of the issued and outstanding capital stock is and shall continue to be owned, beneficially and of record, by the Borrower.

     "Maturity  Date" means September 1, 2005,  unless (i) the Borrower  advises the Administrative  Agent on or before June 1, 2005, in writing of its desire to extend the Maturity Date and pays the Administrative Agent an extension fee (the
"Extension Fee") equal to the product of the Commitment and 15 basis points, and
(ii) there exists no Event of Default  under the Credit  Agreement or any of the other Loan  Documents,  in which case "Maturity  Date" means  September 1, 2006.
Upon payment, the Extension Fee shall be fully earned and non-refundable.

     "Maximum  Availability" means the lesser of (a) $115,000,000 or (b) the sum of (i) 60% of the Total Property Value of  Unencumbered  Eligible  Projects plus
(ii) 60% of the Total Property Value of Encumbered  Eligible  Projects minus the amount of any Secured Indebtedness  affecting such Projects,  provided that such amount in this clause (ii) shall not be less than zero.

     "Total  Property  Value" means, as of any date, the sum of (i) with respect to all Eligible Projects which have been owned by the Borrower for not less than four full  consecutive  calendar  quarters,  as of the first day of each  fiscal quarter for the immediately  preceding  consecutive four calendar  quarters,  an amount equal to Adjusted NOI relating to such  Eligible  Project for such period divided by an annual  interest rate equal to 8.25% (9.0% on and after  September
1, 2005) and (ii) with respect to all Eligible Projects which have been owned by the Borrower for less than four full consecutive  calendar  quarters,  an amount equal to the cost of  acquiring  such  Eligible  Projects  less  reasonable  and customary transaction costs incurred in connection with such acquisition.

     (b) Section 1.01 of the Credit  Agreement is further  amended to insert the following definitions:

     "Rating   Service"  means  Fitch  IBCA  Rating  or  any  other   nationally
recognized, independent, securities rating service acceptable to the Agent.

     "Total  Unencumbered  Value" means, as of any measurement  date, the sum of
(i) with respect to all Unencumbered  Eligible Projects which have been owned by the  Borrower,  as of the  measurement  date,  for not less  than  four (4) full consecutive  calendar  quarters,  an  amount  equal  to  Adjusted  NOI for  such
Unencumbered Eligible Project for the immediately preceding four (4) consecutive calendar  quarters  as of the  measurement  date,  divided by 8.25% (9.0% on and after  September  1,  2005);  (ii) with  respect  to all  Unencumbered  Eligible
Projects  which  have  been  owned by the  Borrower  for less than four (4) full consecutive calendar quarters as of the measurement date, an amount equal to the cost of acquiring  such  Unencumbered  Eligible  Projects  less  reasonable  and customary  transaction  costs incurred in connection  with such  acquisition and
(iii) an amount equal to the EBITDA  derived  from  management  and  development
activities  of  the  Consolidated   Businesses  for  the  immediately  preceding
consecutive  four (4) calendar  quarters as of the  measurement  date divided by
15%,  however,  not to exceed $20  million.  The sum of (i) and (ii) shall never fall below $100,000,000.

     "Unsecured   Indebtedness"  means,  for  any  applicable  period,   without
duplication, (a) all obligations for borrowed money or advances of any kind, (b)
all obligations  evidenced by bonds,  debentures,  notes or similar instruments, and (c) all obligations upon which interest  charges are customarily  paid, that are not secured by a Lien.

     "Annual  Facility Fee Rate"  means,  as of any date of  determination,  the percentage set forth below under the appropriate  heading  corresponding  to the
Rating Service Rating

            Rating Service Rating              Annual Facility Fee

                     BBB+                         10 basis points
                     BBB                          15 basis points
                     BBB-                         20 basis points

     The Administrative  Agent shall determine the Annual Facility Fee Rate from time to time in accordance  with the above table and notify the Borrower and the
Lenders of such determination from time to time.

     In the event the  Borrower is Rated by two Rating  Services  and there is a different Rating between the two Rating Services,  the lower Rating from the two
Rating  Services shall be used to determine the Annual Facility Fee Rate. In the event the Borrower is Rated by more than two Rating Services,  the lower Rating, of the two highest  Ratings,  shall be used to determine the Annual Facility Fee
Rate. In the event the Rating by any Rating Service is not in the BBB range, the
Annual  Facility  Fee Rate  shall be (i) 10 basis  points if the Rating is above
BBB+; or (ii) 20 basis points if the Rating is below BBB-.

     In the event the Borrower ceases to be Rated by any Rating Service,  a Rate equivalent to the most recent Rating of the Borrower by any Rating Service shall be used to determine the Annual Facility Fee Rate.

     Any necessary  adjustment  in the Annual  Facility Fee Rate pursuant to the terms hereof, shall become effective immediately upon any change in a Rating.

     (c)  Section  2.10(b)  of the  Credit  Agreement  is hereby  deleted in its entirety and replaced with the following:

     "(b) Borrower agrees to pay to the Administrative  Agent for the account of each Lender, an annual facility fee, which as of the measurement date shall accrue at a rate per  annum  based on the  Annual  Facility  Fee Rate.  The annual  facility fee shall be the product of the  Commitment of such Lender during the period from and including  the  Effective  Date to but excluding the date on which such  Commitment  terminates and the Annual  Facility Fee
     Rate;  provided that, if such Lender continues to have any Revolving Credit
     Exposure after its  Commitment  terminates,  then such annual  facility fee shall  continue to accrue on the daily  amount of such  Lender's  Revolving
     Credit  Exposure  from  and  including  the date on  which  its  Commitment terminates  to but  excluding  the date on which such Lender ceases to have any  Revolving  Credit  Exposure.  Accrued  annual  facility  fees shall be payable in arrears on the last day of March,  June,  September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date  hereof,  provided  that any annual  facility  fees  accruing  after the date on which  the  Commitments terminate  shall be payable on demand.  All annual  facility  fees shall be computed on the basis of a year of three hundred sixty (360) days and shall be payable for the actual number of days elapsed  (including  the first day but  excluding  the last  day).  Any  necessary  adjustment  in the  annual
     facility  fee  pursuant  to  the  terms  hereof,   shall  become  effective
     immediately upon any change in a Rating. "

     (d) Section  2.04(b)(i)  of the Credit  Agreement is hereby  deleted in its entirety and replaced with the following:

     "(i) the LC Exposure shall not exceed $15,000,000"

     (e)  Section  5.08(g)  of the  Credit  Agreement  is hereby  deleted in its entirety and replaced with the following:

     "(g) Working capital needs of the Borrower,  provided, however, in no event shall the LC Exposure  and the amount of the Loans used by the Borrower for working  capital  purposes  exceed 20% of the Maximum  Availability  in the aggregate."

     (f)  Section  6.01 (a) of the  Credit  Agreement  is hereby  deleted in its entirety and replaced with the following:

     "(a) Indebtedness and Other Financial  Covenants.  Neither the Borrower nor
     any of its Subsidiaries shall directly or indirectly create,  incur, assume or otherwise become or remain directly or indirectly liable with respect to any  Indebtedness,  except that the Borrower  and/or its  Subsidiaries  may create,  incur, assume or otherwise become or remain directly or indirectly
     liable  with  respect  to  any   Indebtedness  to  the  extent  that  Total
     Outstanding  Indebtedness,  would  not  exceed  (i) 57%  (55% on and  after
     September  1,  2005)  of  Total  Value,  or  (ii) in the  case  of  Secured
     Indebtedness  of  the  Consolidated  Businesses,  55%  (50%  on  and  after
     September 1, 2005) of Total Value, or (iii) in the case of Recourse Secured
     Indebtedness of the Consolidated Businesses, 35% of Total Value, or (iv) in
     the case of Adjusted Recourse Secured  Indebtedness,  12.5% of Total Value.
     Notwithstanding  anything to the  contrary  herein  contained,  in no event shall (x) the  aggregate  amount of completion  guarantees  with respect to
     Projects at any time exceed 15% of Total Value and (y) the aggregate amount of Low Income Housing  Credit Program  Guarantees at any time exceed 15% of
     Total Value."

     (g)  Section  6.01(e)  of the  Credit  Agreement  is hereby  deleted in its entirety and replaced with the following:

     "Total Unencumbered Value. At no time shall (i) the Unsecured  Indebtedness be  greater  than 60% of the  Total  Unencumbered  Value,  (ii)  the  Total
     Unencumbered  Value be less than  $100,000,000  or (iii)  the  Unencumbered
     Eligible Projects consist of less than ten (10) Eligible Projects."

     (h) An additional  Section 6.01(i) of the Credit  Agreement is hereby added as follows:

     "(i) Minimum Occupancy Level for Unencumbered  Eligible Projects. As of the
     first day of each  calendar  quarter  for the  immediately  preceding  four consecutive calendar quarters,  the weighted average economic occupancy for
     Unencumbered  Eligible  Projects  shall  not be  less  than  80%  with  the
     exception   that  each   individual   project   within  the  definition  of
     Unencumbered  Eligible  Projects shall have an occupancy  level of not less than 75%. If the occupancy level of an individual  project falls below 75%, a  capitalization  rate of 10% will be used to  determine  the value of the individual Unencumbered Eligible Project.  Borrower will include a schedule of occupancy levels of Unencumbered  Eligible Projects within its Quarterly
     Compliance Certificates."

     (i) Schedules 2.01,  3.02,  3.04, 3.07 and 3.13 of the Credit Agreement are
replaced by the  corresponding  revised  schedules  that are made a part hereof, each such schedule being as of the Effective Date unless otherwise  specified in such schedule.

     4.  Representations  and Warranties.  In order to induce the Administrative
Agent  and the  Lenders  to enter  into  this  Amendment  No.  3,  the  Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

     (a) The execution,  delivery and  performance by Borrower of this Amendment
No. 3 and the consummation of the transactions  contemplated  hereby, are within the Borrower's powers, have been duly authorized by all necessary action, and do not (i)  contravene  Borrower's  Partnership  Agreement,  (ii)  violate  any law
(including,  without  limitation,  the Securities  Exchange Act of 1934),  rule, regulation  (including,  without  limitation,  Regulation  X  of  the  Board  of
Governors of the Federal Reserve System),  order,  writ,  judgment,  injunction, decree,  determination or award applicable to the Borrower,  (iii) conflict with or result in the breach of, or constitute a default  under,  any contract,  loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower or any of its properties other than as specified in the Credit Agreement, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of Borrower.

     (b) Other than those that have already been  obtained and are in full force and effect,  or as would not  reasonably be expected to have a Material  Adverse
Effect,  no  authorization  or approval or other  action by, and no notice to or filing with, any  governmental  authority or regulatory  body or any other third party is required to be obtained by the Borrower for the due execution, delivery or performance by Borrower of this Amendment No. 3.

     (c) This  Amendment  No. 3 has been  duly  executed  and  delivered  by the
Borrower.  This  Amendment No. 3 is the legal,  valid and binding  obligation of each party hereto, enforceable against the Borrower in accordance with its terms except as may be limited by bankruptcy, insolvency,  reorganization,  moratorium or  other  laws  relating  to or  limiting  creditors'  rights  or by  equitable principles generally.

     (d) All of the Borrower's  representations and warranties  contained in the
Credit  Agreement are true and correct,  the Borrower is in compliance  with all the affirmative  covenants  contained in the Credit Agreement,  the Borrower has not violated any of the negative covenants contained in the Credit Agreement and no Event of Default has occurred under the terms of the Credit  Agreement and/or any of the Loan Documents.

     (e) There has been no material  adverse change in the condition,  financial or  otherwise,  of the  Borrower  since  the date of the most  recent  financial reports of the  Borrower  received by the  Administrative  Agent and each Lender under Section 5.01 of the Credit Agreement.

     (f) The business and properties of the Borrower are not, and since the most recent financial report of the Borrower received by the Administrative Agent and the  Lenders  under  Section  5.01  of the  Credit  Agreement,  have  not  been, materially  adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo,  riot,  activities  of armed  forces,  war or acts of God or the public enemy, or the cancellation or loss of any major contracts.

     5.  Attorneys'  Fees  and  Expenses.  The  Borrower  shall  pay  all of the
Administrative  Agent's and the  Lenders'  attorneys'  fees,  plus  expenses and disbursements,  incurred and to be incurred in connection with the  preparation, negotiation and execution of this Amendment No. 3.

     6.  Entire  Agreement.  This  Amendment  No. 3 as it amends the 1999 Credit
Agreement  sets forth the entire  understanding  and  agreement  of the  parties hereto in  relation  to the  subject  matter  hereof  and  supersedes  any prior negotiations  and agreements  among the parties relative to such subject matter.
No promise,  condition,  representation  or  warranty,  express or implied,  not herein set forth shall bind any party hereto,  and not one of them has relied on any such promise,  condition,  representation or warranties. Each of the parties hereto  acknowledges that, except as in this Amendment No. 3 otherwise expressly stated, no representations,  warranties or commitments, express or implied, have been made by any party to the  other.  None of the terms or  conditions  of this
Amendment  No.  3 may  be  changed,  modified,  waived  or  canceled  orally  or otherwise,  except as provided in the Credit Agreement. Upon the Effective Date,
Amendment No. 2 shall be superceded and replaced by this Amendment No. 3.

     7. Full Force and Effect of Credit Agreement. Except as hereby specifically amended,  modified,  waived or supplemented,  the Credit Agreement and all other
Loan  Documents  are hereby  confirmed  and  ratified in all  respects and shall remain in full force and effect according to their respective terms. The parties agree that each  reference in the Credit  Agreement  to "the Credit  Agreement",
"thereunder",  "thereof",  "therein"  or words of like import  referring  to the
Credit  Agreement  and each  referenced  in the Loan  Documents  to the  "Credit
Agreement" shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment No. 3.

     8.  Counterparts.  This  Amendment  No. 3 may be  executed in any number of counterparts,  each of which  shall be deemed an  original  as against any party whose signature appears thereon,  and all of which shall together constitute one and the same instrument.

     9.  Governing  Law.  This  Amendment No. 3 is governed by New York law. Any litigation  involving this Amendment No. 3, the Credit  Agreement,  the Notes or any other Loan Document shall,  at the  Administrative  Agent's sole option,  be triable  only  in  a  court  located  in  Monroe  County,  New  York.  BORROWER,
ADMINISTRATIVE  Agent and the  Lenders  party  hereto  WAIVE THE RIGHT TO A JURY
TRIAL IN ANY  LITIGATION IN WHICH  BORROWER,  AND  ADMINISTRATIVE  Agent and the
Lenders party hereto ARE PARTIES.  No other Person is a third party  beneficiary of this jury trial waiver.

     10.  Enforceability.  Should  any  one or more  of the  provisions  of this
Amendment No. 3 be determined to be illegal or  unenforceable  as to one or more of the parties hereto, all other provisions  nevertheless shall remain effective and binding on the parties hereto.

     11. Successors and Assigns.  This Amendment No. 3 shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Administrative
Agent,  and their  respective  successors,  assigns  and legal  representatives;
provided,  however,  that the Borrower,  without the prior consent of all of the
Lenders, may not assign any rights, powers, duties or obligations hereunder.

     12. Consent of Company. Home Properties, Inc., f/k/a Home Properties of New
York,  Inc., a Maryland  corporation,  by its execution and delivery  hereof (a)
consents and agrees to the  amendments to the Credit  Agreement set forth herein and (b) reaffirms its obligations set forth in the Guaranty.

     IN WITNESS  WHEREOF,  Borrower,  Agent and the Lenders  have  executed  and unconditionally  delivered this Amendment No. 3 all as of the day and year first above written.

                                             HOME PROPERTIES, LP
                                             By:  Home Properties, Inc.,
                                                     its General Partner

                                             By:      /s/ Gerald B. Korn
                                             Name:    Gerald B. Korn
                                             Title:   Vice President

                                             MANUFACTURERS AND TRADERS
                                               TRUST COMPANY, as Lender and as
                                                Administrative Agent

                                             By:      /s/ Lisa A. Plescia
                                             Name:    Lisa A. Plescia
                                             Title:   Vice President

                                             CITIZENS BANK OF RHODE ISLAND

                                             By:      /s/ Craig E. Schermerhorn
                                             Name:    Craig E. Schermerhorn
                                             Title:   Vice President

                                             CHEVY CHASE BANK, FSB

                                             By:      /s/ Sadhvi K. Subramanian
                                             Name:    Sadhvi K. Subramanian
                                             Title:   Assistant Vice President

                                             COMERICA BANK

                                             By:      /s/ Casey L. Ostrander
                                             Name:    Casey L. Ostrander
                                             Title:   Vice President

STATE OF NEW YORK  )
COUNTY OF MONROE  ) ss:

     On the 30th day of March in the year 2004  before  me, the  undersigned,  a
Notary Public in and for said State,  personally appeared Gerald B. Korn of Home
Properties,  Inc.,  personally  known  to me or  proved  to me on the  basis  of satisfactory  evidence  to be the  individual  whose name is  subscribed  to the within  instrument  and  acknowledged  to me that he  executed  the  same in his capacity,  and that by his signature on the instrument,  the individual,  or the person upon behalf of which the individual acted, executed the instrument.

                                                     /s/ Nancy J. Elliott
                                                     Notary Public

STATE OF NEW YORK  )
COUNTY OF MONROE  ) ss:

     On the 30th day of March in the year 2004  before  me, the  undersigned,  a
Notary  Public in and for said State,  personally  appeared  Lisa A.  Plescia of
Manufacturers and Traders Trust Company,  personally known to me or proved to me on the  basis  of  satisfactory  evidence  to be the  individual  whose  name is subscribed to the within  instrument and acknowledged to me that he executed the same  in his  capacity,  and  that  by his  signature  on  the  instrument,  the individual,  or the person upon behalf of which the individual  acted,  executed the instrument.

                                                     /s/ Nancy J. Elliott
                                                     Notary Public

STATE OF RHODE ISLAND)
COUNTY OF PROVIDENCE) ss:

     On the 6 day of April in the year 2004 before me, the undersigned, a Notary
Public in and for said  State,  personally  appeared  Craig E.  Schermerhorn  of
Citizens  Bank of Rhode  Island,  personally  known to me or proved to me on the basis of satisfactory  evidence to be the individual whose name is subscribed to the within  instrument and  acknowledged  to me that he executed the same in his capacity,  and that by his signature on the instrument,  the individual,  or the person upon behalf of which the individual acted, executed the instrument.

                                                     /s/ Mark R. Noble
                                                     Notary Public

STATE OF MARYLAND)
COUNTY OF MONTGOMERY) ss:

     On the 1 day of April in the year 2004 before me, the undersigned, a Notary
Public in and for said State, personally appeared Sadhvi K. Subramanian of Chevy
Chase  Bank,  FSB,  personally  known  to me or  proved  to me on the  basis  of satisfactory  evidence  to be the  individual  whose name is  subscribed  to the within  instrument  and  acknowledged  to me that he  executed  the  same in his capacity,  and that by his signature on the instrument,  the individual,  or the person upon behalf of which the individual acted, executed the instrument.

                                                     /s/ Daniela Michele Moya
                                                     Notary Public

STATE OF MICHIGAN)
COUNTY OFWAYNE) ss:

     On the 1 day of April in the year 2004 before me, the undersigned, a Notary
Public in and for said State, personally appeared Casey L. Ostrander of Comerica
Bank,  personally  known to me or  proved  to me on the  basis  of  satisfactory evidence to be the individual whose name is subscribed to the within  instrument and  acknowledged  to me that he executed the same in his capacity,  and that by his signature on the instrument,  the  individual,  or the person upon behalf of which the individual acted, executed the instrument.

                                                     /s/ Beth E. Branson
                                                     Notary Public

     The  undersigned  by its  execution  and  delivery  hereof (a) consents and agrees  to the  Amendment  No.3  herein  and (ii)  ratifies  and  reaffirms  its obligations set forth in the Guaranty,  (iii)  acknowledges  and agrees that the
Guaranty is, and shall  continue to be, in full force and (iv),  except that, on and after the Amendment  Effective  Date, each reference in the Guaranty to "the
Credit Agreement",  "thereunder",  "thereof",  "therein" or words of like import referring  to the Credit  Agreement  shall mean and be a reference to the Credit
Agreement,  as amended and  otherwise  modified by Amendment No. 3. This Consent shall be governed by, and construed in accordance with, the laws of the State of
New York.

                                                   Home Properties, Inc.

                                                   By:      /s/ Gerald B. Korn
                                                   Name:    Gerald B. Korn
                                                   Title:   Vice President